UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of Registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 738-6500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 11, 2014, Digital Realty Trust, Inc. (the “Company”), the general partner of Digital Realty Trust, L.P. (the “Operating Partnership”), entered into the Twelfth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P. (as so amended, the “Partnership Agreement”). The Partnership Agreement was entered into in connection with the issuance by the Operating Partnership of Class D profits interest units (the “Class D Units”) under the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended (the “Plan”). A brief description of the material terms and conditions of the Class D units is included in Item 5.02 of this Current Report on Form 8-K and is incorporated by reference herein.

The Partnership Agreement will be filed as an exhibit to the Company’s and the Operating Partnership’s combined Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2014, the Compensation Committee of the Board of Directors of the Company approved the grant of performance-based Class D Units of the Operating Partnership, performance-based restricted stock units (“RSUs”) covering shares of the Company’s common stock and time-based RSUs covering shares of the Company’s common stock (collectively, the “awards”), under the Plan, to the Company’s named executive officers (the “executives”). The following is a brief description of the material terms and conditions of the awards.

Class D Units

General. Pursuant to the Class D Unit awards, each executive is eligible to vest in a number of Class D profits interest units of the Operating Partnership ranging from 0% to 100% of the total Class D Units granted, based on the Company’s total shareholder return (“TSR”) during the three-year performance period commencing in January 2014 or, if earlier, ending on the date on which a change in control (as defined in the Plan) occurs (the “Performance Period”), relative to the total shareholder return of the MSCI US REIT Index during the Performance Period, subject to the executive’s continued service. Class D Units are subject to the applicable terms and conditions of the Partnership Agreement.

Performance Vesting. A portion of each award of Class D Units is designated as a number of “base units” with respect to which performance vesting is measured based on the difference between the Company’s TSR percentage and the TSR percentage of the MSCI US REIT Index (the “MSCI Index Relative Performance”). In the event that the MSCI Index Relative Performance during the Performance Period is achieved at the “threshold,” “target” or “high” level as set forth below, the award will become performance-vested with respect to the percentage of base units set forth below:

	MSCI Index Relative Performance	Performance Vesting Percentage
	< 0 basis points	0%
“Threshold Level”	0 basis points	25%
“Target Level”	325 basis points	50%
“High Level”	> 650 basis points	100%

If the MSCI Index Relative Performance falls between the levels specified above, the percentage of base units that will performance vest will be determined using straight-line linear interpolation between such levels.

An additional number of Class D Units subject to the award (the “distribution equivalent units”) having a value equal to the dividends that would have been paid during the Performance Period on the shares of common stock corresponding to the base units that become performance vested (less any actual distributions made with respect to such units) will vest in full as of the completion of the Performance Period. For purposes of calculating the number of distribution equivalent units, the dividend amount will be adjusted (plus or minus) to reflect the gain or loss on such amount had the dividends been reinvested in common stock of the Company on the applicable payment date.

Following the completion of the Performance Period, the Plan administrator will determine the number of base units that have become performance-vested and the number of distribution equivalent units. The number of Class D Units that constitute distribution equivalent units plus the number of performance-vested base units are referred to as the “Performance Vested Units.”

Time Vesting. Following the completion of the Performance Period, the performance-vested base units will satisfy the award’s time vesting condition and become fully vested as follows, subject to the executive’s continued service through each applicable vesting date: 50% on February 27, 2017 and 50% on February 27, 2018. Distribution equivalent units will vest in full as of the completion of the Performance Period and will not be subject to additional time vesting requirements.

Change in Control. In the event of a change in control of the Company, all outstanding Performance Vested Units (including any Class D Units that become Performance Vested Units in connection with the change in control) will vest in full as of the date of the change in control, subject to the executive’s continued service until immediately prior to the change in control.

Certain Terminations of Service. Except as otherwise described below, any Class D Units that have not fully vested as of the date on which an executive’s service terminates for any reason will be cancelled and forfeited by the executive.

If an executive’s service terminates due to death or disability prior to the completion of the Performance Period, the Class D Units will remain outstanding and eligible to become Performance Vested Units in accordance with the performance vesting schedule described above, and any Class D Units that become Performance Vested Units will be fully vested as of the completion of the Performance Period. Any Class D Units that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If an executive’s service is terminated by the Company or an affiliate thereof other than for cause, by the executive for good reason, or due to the executive’s retirement (each such term as defined in the applicable award agreement), in any case, prior to the completion of the Performance Period, the Class D Units will remain outstanding and eligible to become Performance Vested Units in accordance with the performance vesting schedule described above, and the number of such units that vest in full upon the completion of the Performance Period will be determined on a pro rata basis, based on the number of days that the executive was employed during the Performance Period. Any Class D Units that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If an executive’s service is terminated due to the executive’s death or disability, by the Company or an affiliate thereof other than for cause, by the executive for good reason or due to the executive’s retirement, in any case, following the completion of the Performance Period, any Performance Vested Units that remain subject to time-based vesting will vest in full upon such termination.

The table below sets forth the names, total number of Class D Units and number of Class D Units that constitute base units awarded to the named executive officers on February 11, 2014.

Named Executive Officer	Total Class D Units	Base Units
Michael F. Foust	169,197	130,152
A. William Stein	90,239	69,414
Scott E. Peterson	56,399	43,384
David J. Caron	62,039	47,722

Performance-Based RSUs

General. Pursuant to the performance-based RSUs, each executive is eligible to vest in a number of RSUs ranging from 0% to 100% of the total number of RSUs granted, based on the Company’s total shareholder return during the Performance Period, relative to the total shareholder return of the MSCI US REIT Index during the Performance Period, subject to the executive’s continued service.

Performance Vesting. In the event that the MSCI Index Relative Performance during the Performance Period is achieved at the “threshold,” “target” or “high” level as set forth below, the award will become performance-vested with respect to the percentage of RSUs set forth below:

	MSCI Index Relative Performance	Performance Vesting Percentage
	< 0 basis points	0%
“Threshold Level”	0 basis points	25%
“Target Level”	325 basis points	50%
“High Level”	> 650 basis points	100%

If the MSCI Index Relative Performance falls between the levels specified above, the percentage of RSUs that will performance vest will be determined using straight-line linear interpolation between such levels.

Time Vesting. Following the completion of the Performance Period, the performance-vested RSUs will satisfy the award’s time vesting condition and become fully vested as follows, subject to the executive’s continued service through each applicable vesting date: 50% on February 27, 2017 and 50% on February 27, 2018.

Change in Control. In the event of a change in control of the Company, all outstanding performance-vested RSUs (including any RSUs that become performance-vested RSUs in connection with the change in control) will vest in full as of the date of the change in control, subject to the executive’s continued service until immediately prior to the change in control.

Certain Terminations of Service. Except as otherwise described below, any RSUs that have not fully vested as of the date on which an executive’s service terminates for any reason will be cancelled and forfeited by the executive.

If an executive’s service terminates due to death or disability prior to the completion of the Performance Period, the RSUs will remain outstanding and eligible to become performance-vested RSUs in accordance with the performance vesting schedule described above, and any RSUs that become performance-vested RSUs will be fully vested as of the completion of the Performance Period. Any RSUs that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If an executive’s service is terminated by the Company or an affiliate thereof other than for cause, by the executive for good reason, or due to the executive’s retirement (each such term as defined in the applicable award agreement), in any case, prior to the completion of the Performance Period, the RSUs will remain outstanding and eligible to become performance-vested RSUs in accordance with the performance vesting schedule described above, and the number of such RSUs that vest in full upon the completion of the Performance Period will be determined on a pro rata basis, based on the number of days that the executive was employed during the Performance Period. Any RSUs that do not become fully vested will be cancelled and forfeited upon the completion of the Performance Period.

If an executive’s service is terminated due to the executive’s death or disability, other than for cause, by the executive for good reason or due to the executive’s retirement, in any case, following the completion of the Performance Period, any outstanding performance-vested RSUs that remain subject to time-based vesting will vest in full.

Payment. Any RSUs that become vested will be paid to the executive in whole shares of Company common stock within thirty days after the applicable vesting date.

Dividend Equivalents. Each RSU is granted in tandem with a corresponding dividend equivalent. Each dividend equivalent entitles the executive to receive payments equal to the amount of the dividends paid on the share of common stock underlying the performance-vested RSUs to which the dividend equivalent relates. Each payment in respect of a dividend equivalent will be made within thirty days following the applicable dividend payment date, but in no event prior to the date on which the performance-vested RSU becomes a performance-vested RSU. Any dividend equivalent payments that would have been made prior to such date had the performance-vested RSU been a performance-vested RSU (plus or minus the amount of gain or loss on such amounts had they been reinvested in common stock on the date that they were paid) will be paid within sixty days following the date on which the performance-vested RSU becomes a performance-vested RSU (the “Dividend Payment Date”). Upon the executive’s termination of service for any reason following the Dividend Payment Date, the executive will not be entitled to any dividend equivalent payments with respect to dividends declared on or prior to the date of termination on shares of common stock underlying RSUs that are unvested as of the date of such termination.

The table below sets forth the names, total number of performance-based RSUs awarded to the named executive officers on February 11, 2014.

Named Executive Officer	Total Performance-Based RSUs
Kris Kumar	28,200

Time-Based RSUs

General. Pursuant to the time-based RSUs, each executive is eligible to vest in a number of RSUs based on the executive’s continued service. Each vested time-based RSU entitles the executive to receive a share of Company common stock.

Vesting. The RSUs will vest as follows, subject to the executive’s continued service through each applicable vesting date: 25% on February 27, 2015, 50% on February 27, 2016 and 25% on February 27, 2017.

Change in Control. In the event of a change in control of the Company, all outstanding RSUs will vest in full as of the date of the change in control, subject to the executive’s continued service until immediately prior to the change in control.

Termination of Service. If an executive’s service terminates due to death or disability, the RSUs will vest in full upon such termination. Upon an executive’s termination of service for any other reason, any then-unvested RSUs will automatically be cancelled and forfeited by the executive.

Payment. Any RSUs that become vested will be paid to the executive in whole shares of Company common stock within thirty days after the applicable vesting date.

Dividend Equivalents. Each RSU is granted in tandem with a corresponding dividend equivalent. Each dividend equivalent entitles the executive to receive payments equal to the amount of the dividends paid on the share of common stock underlying the RSUs to which the dividend equivalent relates. Each payment in respect of a dividend equivalent will be made within thirty days following the applicable dividend payment date. Upon the executive’s termination of service for any reason, the executive will not be entitled to any dividend equivalent payments with respect to dividends declared on or prior to the date of termination on shares of common stock underlying RSUs that are unvested as of the date of such termination.

The table below sets forth the names, total number of time-based RSUs awarded to the named executive officers on February 11, 2014.

Named Executive Officer	Total Time-Based RSUs
Kris Kumar	9,979

The forms of Class D Profits Interest Unit Award Agreement, Performance-Based Restricted Stock Unit Agreement and Time-Based Restricted Stock Unit Agreement will be filed as exhibits to the Company’s and the Operating Partnership’s combined Annual Report on Form 10-K for the fiscal year ending December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2014	DIGITAL REALTY TRUST, INC.

	By:	/s/ Joshua A. Mills
Joshua A. Mills
Senior Vice President, General Counsel and Assistant Secretary

DIGITAL REALTY TRUST, L.P.

	By:	Digital Realty Trust, Inc.
Its general partner

	By:	/s/ Joshua A. Mills
Joshua A. Mills
Senior Vice President, General Counsel and Assistant Secretary